Non-Current Investments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Schedule Of Investments [Abstract]
Investments held by environmental rehabilitation obligation funds	$ 153.6	[1]	$ 155.3	[1]
Equity investee	23.8	[2]	22.7	[2]
Unlisted	0.1		0.2
Non-current investments	$ 177.5		$ 178.2

[1]	Environmental rehabilitation obligation funds are irrevocable funds under the Group's control. The monies in the funds are invested primarily in interest bearing short-term (money market), government and other corporate bond investments and the costs of these investments approximate their fair value. The dedicated environmental rehabilitation obligation funds provide for the estimated cost of rehabilitation during and at the end of the life of the relevant mine. Although the funds are under the Group's control, it is not available for the general purposes of the Group. All income from this asset is reinvested or spent to meet these obligations. These obligations are described in note 13. In addition, bank guarantees are provided for funding shortfalls of the environmental rehabilitation obligations. December 31, 2013 December 31, 2012 Funds 146.5 149.6 Guarantees 7.1 5.7 153.6 155.3
[2]	Equity investee Rand Refinery Proprietary Limited, or Rand Refinery, refines gold bullion and by-products. It acts as a refining agent on behalf of the Group's operations (refer to note 21). The carrying value of the equity investment in Rand Refinery: December 31, 2013 December 31, 2012 Ownership 33.1% 33.1 % Opening balance 22.7 12.5 Share of profits recognized 5.4 11.4 Translation (4.3) (1.2) Closing balance 23.8 22.7 Reconciliation of the investment with the underlying equity in net assets: December 31, 2013 December 31, 2012 Net assets 31.7 30.6 Dividend received (1.4) (1.4) Fair value adjustment (6.5) (6.5) Closing balance 23.8 22.7 The market value of Rand Refinery is not readily determinable.